UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective February 27, 2009, Philip A. Harding, who is 76 years-old and currently serves as the chairman of the board of Multi-Fineline Electronix, Inc. (the “Company”), established a trading plan adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company’s insider trading policy.

Mr. Harding’s plan allows for transactions to take place between March and July 2009. According to the plan, during this period, he will exercise options, which are set to expire July 11, 2009, covering 156,134 shares and sell the resulting shares, during certain specified time periods during the plan. In addition to the options subject to his trading plan, Mr. Harding holds options covering 115,000 shares, restricted stock units covering 28,334 shares, and owns 298,263 shares of the Company’s common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc.,
a Delaware corporation

Date: March 3, 2009	By:	/s/ Thomas Liguori
Thomas Liguori
Executive Vice President and Chief Financial Officer

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